Allianz Life Insurance Company of New York
[Home Office: New York, NY]
[Administrative Office:
NW 5990
PO Box 1450
Minneapolis, MN 55485-5990
800.624.0197]
Allianz VisionSM New York Variable Annuity Application
Individual flexible purchase payment variable deferred annuity application. Issued by Allianz Life Insurance
Company of New York (Allianz Life® of NY), New York, NY				[GA____________________]
1. Account registration
Ownership is ■ Individual	■ Qualified plan	■ Custodian	■ Trust (Include the date of trust in the name.)
■ Charitable Trust	■ Other__________
Owner
Individual Owner first name		MI	Last name	Jr., Sr., III

Non-individual owner name (Attach Non- Individual Ownership form or Qualified Plan Acknowledgement form if applicable.)

Social Security Number or Tax ID Number

Mailing address

City			State	ZIP code	Telephone number

Street address (required if a P.O. Box was used for mailing address)

City			State	ZIP code

Gender	■ Male	Date of birth (mm/dd/yyyy)			Are you a non-resident alien?
	■ Female				■ Yes (Attach W8 BEN) ■ No
Joint Owner
First name		MI	Last name		Jr., Sr., III

Mailing address

City			State	ZIP code	Telephone number

Gender		Date of birth (mm/dd/yyyy)			Are you a non-resident alien?
■ Male	■ Female				■ Yes (Attach W8 BEN) ■ No
Relationship to Owner					Social Security Number

Annuitant (Complete if different from Owner.)
First name		MI	Last name		Jr., Sr., III

Mailing address

City			State	ZIP code	Telephone number

Street address (required if a P.O. Box was used for mailing address)

City			State	ZIP code

Gender		Social Security Number	Date of birth (mm/dd/yyyy)		Are you a non-resident alien?
■ Male	■ Female				■ Yes (Attach W8 BEN) ■ No
[Missing Graphic Reference]

F60000-NY                                                                     Page 1 of [7]                                                                           (5/2011)

2.   Purchase Payment (This section must be completed.

Make check payable to Allianz Life of NY.

Source of purchase payment. Complete all that apply.

■	Nonqualified
■	Qualified	Account type(s) at prior carrier:_________________(e.g. 403B, IRA, 401K, etc.)
■	Purchase Payment enclosed with application. (Include replacement forms if required.)
Amount enclosed: $__________
■	This Contract will be funded by a 1035 exchange, tax qualified transfer/rollover, CD transfer, or mutual fund redemption. (Include replacement/ transfer forms if required.)
Expected amount: $__________
■	This Contract will be funded by funds not requested or facilitated by Allianz Life of NY. (Include replacement forms if required.)
Expected amount: $__________

3.	Plan specifics (This section must be completed to indicate how this Contract should be issued.)

Nonqualified: ■
Qualified IRA:	■ IRA	■ Roth IRA	■ SEP IRA	(Contribution for tax year __________)
Qualified plans:	■ 401	■ 401 one person defined benefit
4. Replacement (This section must be completed.)
Do you have existing life insurance or annuity contracts? . . . . .			. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	■ Yes	■ No
Will the annuity contract applied for replace or change existing contracts or policies? . . . . .				■ Yes	■ No
The Registered Representative must answer the replacement questions in section 11 of this application and complete the attached Appendix 11, and include any other appropriate forms.

[5.      Contract options - Must select only one]

■	Base Contract (No additional cost)
■
Bonus Option1 During the accumulation phase, a [6]% bonus will be credited with each Purchase Payment made prior to the Contract owner’s attained age [81]. The bonus will be created on the date the Purchase Payment is allocated to the Contract. After a withdrawal of purchase payments, a bonus is only applicable to additional Purchase Payment amounts in excess of any previous Purchase Payments withdrawn. This option is only available at issue. Once you select this option, you cannot cancel it. Not available with the Short Withdrawal Charge Option or No Withdrawal Charge Option. The additional M&E charge for the Bonus Option = [0.50]%. The Bonus Option carries a higher and longer withdrawal charge. If this option is not selected, no additional cost will apply.

■
Short Withdrawal Charge Option1 This option shortens the withdrawal charge period from seven years to four years. This option is only available at issue. Once you select this option, you cannot cancel it. Not available with the Bonus Option or No Withdrawal Charge Option. The additional M&E charge for the Short Withdrawal Charge Option = [0.25]%. If this option is not selected, no additional cost will apply.

■
No Withdrawal Charge Option1 Not available with the Bonus Option or Short Withdrawal Charge Option. You must select the Investment Protector, Investment Plus or Income Protector with this option. This option removes the withdrawal charge. This option is only available at issue. Once you select this option, you cannot cancel it. The additional M&E charge for the No Withdrawal Charge Option = [0.35]%. If this option is not selected, no additional cost will apply.

[6.      Optional death benefit]

■
Maximum Anniversary Death Benefit1 This option locks in market gains to provide an increased death benefit. The death benefit provided by the maximum anniversary death benefit may be equal to but will never be less than the traditional death benefit available under the base contract. This option is only available at issue. Once you select this option, you cannot cancel it. The additional M&E charge for the Maximum Anniversary Death Benefit = [0.30]%. If this option is not selected, no additional cost will apply. The contract will provide the traditional death benefit at no additional charge.

[1 Carries an additional charge]

F60000-NY                                                                        Page 2 of [7]                                                                           (5/2011)

[7.      Other benefits – Each additional option carries an additional charge. Must select only one.]

■	No Additional Benefit (No additional cost)

■	Investment Protector1 The additional rider charge for the Investment Protector = [0.90]%.
Number of years to the initial Target Value Date ______

■	Investment Plus1 (Complete Covered Person(s) information below.) The additional rider charge for the Investment Plus = [1.50]% for single payment and [1.50]% for joint payment.
Number of years to the initial Protected Investment Date ______

■	Income Protector1 (Complete Covered Person(s) information below.) The additional rider charge for the Income Protector = [1.05]% for single payment and [1.20]% for joint payment.
Covered Person(s) - Select one.

■    Single Lifetime Plus Payments or Lifetime Income Payments:
Name__________________________________________________________________________________

This person is: (check one)	■ Owner	■ Joint Owner■ Annuitant, if owned by a non-individual
Date of birth ____/____/____	Gender:	■ Male	■ Female
Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that is being submitted.

■   Driver's license    ■   Certificate of birth    ■   Passport    ■   Other _______________________________
OR
■	Joint Lifetime Plus Payments or Lifetime Income Payments:
First Covered Person's name__________________________________________________________________
Date of birth ____/____/____     Gender:     ■  Male     ■  Female
Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that is being submitted.

■   Driver's license    ■   Certificate of birth    ■   Passport    ■   Other _______________________________
This person is: (check one) ■  Owner
■	Joint Owner
■	Annuitant, if owned by a non-individual
■	Sole primary Beneficiary (individually owned qualified and nonqualified)
■	Sole contingent Beneficiary (401 qualified plan, custodial IRA)
Second Covered Person's name _______________________________________________________________
Date of birth ____/____/____     Gender:     ■  Male     ■  Female
Proof of age is required for all Covered Person(s). Identification must be a legible copy of a government recognized identification that includes the Covered Person(s) date of birth. Select the form of identification that is being submitted.

■   Driver's license    ■   Certificate of birth    ■   Passport    ■   Other _______________________________
This person is: (check one)■  Owner
■	Joint Owner
■	Annuitant, if owned by a non-individual
■	Sole primary Beneficiary (individually owned qualified and nonqualified)
■	Sole contingent Beneficiary (401 qualified plan, custodial IRA)
By selecting the [Income Protector, Investment Protector, or Investment Plus], I acknowledge that my selections of Investment Options are restricted and that Allianz Life of NY will reallocate my Contract Value in accordance with the asset allocation and transfer provisions in the Contract. One each Quarterly Anniversary we will automatically readjust your balance in the Investment Options to return you to your selected Investment Option allocation mix. This readjustment applies to all of your selected Investment Options. If you add an optional benefit to your Contract after the issue date, we will ask you to reallocate your Contract Value to comply with current restrictions. We will not add an optional benefit to your Contract until you have reallocated your Contract Value to comply with the restrictions. These Investment Option allocation and transfer restrictions will terminate when the applicable optional benefit terminates.
[1 Carries an additional charge]

F60000-NY                                                                        Page 3 of [7]                                                                           (5/2011)

[8.]         Dollar cost averaging (Optional)
•	Select a 6 month or 12 month DCA program only if you wish to participate in dollar cost averaging.

•	100% of your initial Purchase Payment will be applied to the DCA Money Market Account.

•	Your selections in the Investment Options section need to meet any restrictions for the benefit selected.

■ 6 month   ■ 12 month
[10.]                                                                        Investment Option allocations
You may select up to [15] Investment Options. You must make allocations in whole percentages (e.g. 33.3% or dollars are not permitted). You are allowed [12] free transfers each contract year. This applies to transfers before and after the income date. Please see the current prospectus for Investment Option requirements.

[Income Protector or Investment Plus]

Group C Investment Options

Fund of Funds

____% AZL FusionSM Moderate Fund
____% AZL FusionSM Balanced Fund
____% AZL ConservativeSM Balanced Fund
____% AZL® Growth Index Strategy Fund
____% AZL® Balanced Index Strategy Fund
____% Fidelity VIP FundsManager 50% Portfolio
____% Fidelity VIP FundsManager 60% Portfolio

High Yield Bonds

____% Franklin High Income Securities Fund
____% PIMCO VIT High Yield Portfolio

Intermediate-Term Bonds

____% PIMCO VIT Emerging Markets Bond Portfolio
____% PIMCO VIT Global Bond Portfolio (Unhedged)
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____% Templeton Global Income Securities Fund
____% Franklin U.S. Government Fund

Cash Equivalent

____% AZL® Money Market Fund

Specialty

____% AZL® Van Kampen Equity and Income Fund
____% PIMCO VIT All Asset Portfolio
____% PIMCO VIT Global Multi-Asset Portfolio
____% BlackRock Global Allocation V.I. Fund
____% AZL® Franklin Templeton Founding Strategy Plus Fund
____% AZL® Gateway Fund

Total of _______% (must equal 100%)

F60000-NY                                                                        Page 4 of [7]                                                                           (5/2011)

[10.]                                                                        Investment Option allocations (Continued)
You may select up to [15] Investment Options. You must make allocations in whole percentages (e.g. 33.3% or dollars are not permitted). You are allowed [12] free transfers each contract year. This applies to transfers before and after the income date. Please see the current prospectus for Investment Option requirements.

[Investment Protector or No Additional Benefit]

Group A Investment Options
Small Cap	Specialty
____% AZL® Columbia Small Cap Value Fund	____% AZL® Schroder Emerging Markets Equity Fund
____% AZL® Franklin Small Cap Value Fund	____% AZL® Morgan Stanley Global Real Estate Fund
____% AZL® Turner Quantitative Small Cap Growth Fund	____% PIMCO VIT Commodity RealReturn Strategy Portfolio
____% AZL® Allianz AGIC Opportunity Fund	____% Franklin Income Securities Fund
____% AZL® Small Cap Stock Index Fund	_____% Franklin Templeton VIP Founding Funds Allocation Fund
Fund of Funds
____% AZL FusionSM Growth Fund
Group B Investment Options
Mid Cap	International Equity (continued)
____% AZL® Columbia Mid Cap Value Fund	____% Templeton Growth Securities Fund
____% AZL® Morgan Stanley Mid Cap Growth Fund	____% PIMCO EqS Pathfinder Portfolio
____% Mid Cap Index Fund	Large Blend
Large Growth	____% AZL® MFS Investors Trust Fund
____% AZL® Dreyfus Equity Growth Fund	____% AZL® J.P. Morgan U.S. Equity Fund
____% AZL® BlackRock Capital Appreciation Fund	____% AZL® S&P 500® Index Fund
International Equity	Large Value
____% AZL® Invesco International Equity Fund	____% AZL® Davis NY Venture Fund
____% AZL® International Fund	____% AZL® Eaton Vance Large Cap Value Fund
____% AZL® Morgan Stanley International Equity Fund	____% AZL® Van Kampen Growth and Income Fund
____% Mutual Shares Securities Fund
Group X Investment Options
Fund of Funds	Specialty
____% AZL FusionSM Moderate Fund	____% AZL® Van Kampen Equity and Income Fund
____% AZL FusionSM Balanced Fund	____% BlackRock Global Allocation V.I. Fund
____% AZL FusionSM Conservative Fund	____% PIMCO VIT All Asset Portfolio
____% AZL® Growth Index Strategy Fund	____% PIMCO VIT Global Multi-Asset Portfolio
____% AZL® Balanced Index Strategy Fund	____% AZL® Franklin Templeton Founding Strategy Plus Fund
____% Fidelity VIP FundsManager 50% Portfolio	____% AZL® Gateway Fund
____% Fidelity VIP FundsManager 60% Portfolio
Group Y Investment Options
High-Yield Bonds	Intermediate-Term Bonds (continued)
____% Franklin High Income Securities Fund	____% Franklin U.S. Government Fund
____% PIMCO VIT High Yield Portfolio	____% PIMCO VIT Total Return Portfolio
Intermediate-Term Bonds	____% Templeton Global Bond Securities Fund
____% PIMCO VIT Emerging Markets Bond Portfolio	Cash Equivalent
____% PIMCO VIT Global Bond Portfolio (Unhedged)	____% AZL® Money Market Fund
____% PIMCO VIT Real Return Portfolio

Total of _______% (must equal 100%)

F60000-NY                                                                        Page 5 of [7]                                                                           (5/2011)

[10.]           Beneficiary designation (If you need additional space, attach a complete list signed by Owner(s).)

■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent
First name		MI	Last name

Relationship

■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent
First name		MI	Last name

Relationship

■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent
First name		MI	Last name

Relationship

Non-individual Beneficiary information

If the Beneficiary is a qualified plan, custodian, trust, charitable trust or other non-individual please check the applicable box and include the name above.
■ Qualified plan	■ Custodian ■ Trust (Include the date of trust in the name.)		■ Charitable Trust	■ Other_______________
■ Primary	Percentage	Social Security Number or Tax ID Number
■ Contingent

[11.]          Registered Representative

By signing below, the Registered Representative certifies to the following:
I am FINRA registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Owner(s) with the most current prospectus. To the best of my knowledge, the applicant: ■ DOES ■ DOES NOT have existing life insurance policies or annuity contracts. To the best of my knowledge and belief, this application ■ DOES ■ DOES NOT involve replacement of existing life insurance or annuities. If this is a replacement, include a copy of each disclosure statement and a list of companies involved.

Registered Representative’s signature	B/D Rep. ID

Registered Representative’s first and last name (please print)	Percent split

Registered Representative’s signature (split case)	B/D Rep. ID

Registered Representative’s first and last name (please print) (split case)	Percent split

Registered Representative’s signature (split case)	B/D Rep. ID

Registered Representative’s first and last name (please print) (split case)	Percent split

Registered Representative’s address	Registered Representative’s telephone number

Broker/dealer name (please print)

Authorized signature broker/dealer (if required)
Commission options (please check one)

■   A          ■   B           ■   C

F60000-NY                                                                        Page 6 of [7]                                                                           (5/2011)

[12.]           Statement of applicant

By signing below, the Owner agrees to the following:

I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet my financial needs and goals. I understand that the Contract Value and variable Annuity Payments may increase or decrease depending on the investment results of the variable Investment Options, and that under the Base Contract there is no guaranteed minimum Contract Value or variable Annuity Payment. If I selected any additional options, any guarantees provided for those options are outlined in my Contract and prospectus. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any Contract to be issued. No representative is authorized to modify this agreement or waive any Allianz Life of NY rights or requirements.
For information on current benefit features, restrictions or charges please review with your Registered Representative.
■ Please send me a statement of additional information (Also available on [www.allianzlife.com/newyork])
Any require replacement forms must be signed and dated the date of the application or earlier.

Owner/Trustee/Authorized signer signature	Joint Owner/Trustee/Authorized signer signature

Signed at (City, State)	Date signed

[13.]           Home office use only

If Allianz Life Insurance Company of New York makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this Contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance, or age require acceptance by Owner(s).

Please call Allianz Life of NY with any questions at [800.624.0197].

Mailing information

Applications that HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz Life Insurance Company of New York	Wells Fargo LBX Services
NW 5990	NW 5990 Allianz Life Insurance Company of New York
PO Box 1450	1350 Energy Lane, Ste. 200
Minneapolis, MN 55485-5990	St. Paul, MN 55108-5254
Applications that DO NOT HAVE a check attached
Regular mail	Overnight, certified, or registered
Allianz Life Insurance Company of New York	Allianz Life Insurance Company of New York
PO Box 561	5701 Golden Hills Drive
Minneapolis, MN 55440-0561	Golden Valley, MN 55416-1297

F60000-NY                                                                        Page 7 of [7]                                                                            (5/2011)